                                                              2001 ANNUAL REPORT

                                                              December 31, 2001
[MORGAN STANLEY LOGO]

THE MALAYSIA FUND, INC.

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

The Malaysia Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE
BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Thomas P. Gerrity
DIRECTOR

Gerard E. Jones
DIRECTOR

Joseph J. Kearns
DIRECTOR

Vincent R. McLean
DIRECTOR

C. Oscar Morong, Jr.
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Michael Nugent
DIRECTOR

Fergus Reid
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James A. Gallo
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200
Kuala Lumpur, Malaysia

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O.Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers &Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                                         THE MALAYSIA FUND, INC.

                                                         OVERVIEW

Letter to Shareholders

For the year ended December 31, 2001, The Malaysia Fund, Inc (The "Fund") had a total return, based on net asset value per share, of 6.83% compared to -6.18% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). On December 31, 2001 the closing price of the Fund's shares on the New York Stock Exchange was $3.92, representing a 21.6% discount to the Fund's net asset value per share.

MARKET REVIEW

2001 was a volatile year for the Malaysian stock market with the Index trading between a range of 547 to 737. The first six months of the year saw heavy selling in the market, brought about by rising political uncertainty, concerns on the ringgit peg and several corporate deals depicting a disregard for minority interests. However, things took an about turn at the start of the second half of 2001, after the resignation of Tun Daim as the country's finance minister. This move raised expectations that corporate governance and genuine corporate restructuring will finally take place, and indeed they have. Cases in point include the privatization of UEM by the government and the impending sale of a significant stake of Malaysian Airports to Schipol.

According to the government's estimates, Malaysia's real GDP grew by 0.5 -1.0% in 2001 and is expected to grow by 3.0% in 2002. This implied that the fourth quarter of 2001 saw a slight uptick in GDP growth compared with the third quarter 2001's year-on-year decline of 1.3%. Industrial production also showed signs of bottoming with November's 4.4% contraction, which was an improvement from October's fall of 8.4%. The recovery was also aided by the government's aggressive pump-priming measure. Malaysia's foreign reserves fell to a low of U.S.$25.9 billion in May despite having capital controls in place. This led to concerns over a devaluation of the ringgit but the fears abated when foreign reserves started rising as exporters brought in their sales proceeds.

Merger and acquisition activities gathered pace following Tun Daim's resignation. The key deal was the government's successful privatization of debt-ridden UEM, which market saw as a positive signal that real restructuring of corporates will finally occur, and the bad loans in the banking system can be genuinely cleaned up. On the earnings front, corporate earnings came in mostly below expectations during the year for the banks on the back of higher provisions. Transport companies came in above expectations on higher-than-expected car sales. Telekom Malaysia disappointed with its increase in debt provisions.

MARKET OUTLOOK

Following a volatile 2001, the outlook for 2002 seems rosier for Malaysia as domestic-related issues are resolved. The pace of corporate debt restructuring is not expected to let up and the mergers among the banks should start to bear fruit. Pump priming activities flowing from 2001 should continue to spur the domestic economy. Barring any significant depreciation of the Japanese Yen, the ringgit peg should not be a significant cause for concern. We continue to like corporates with strong cash flow and/or good assets.

OTHER DEVELOPMENTS

On January 31, 2002 the Fund announced that it would implement a share repurchase program. Under this program, the Fund will purchase shares in the open market at times and prices determined by management to be in the best interests of the stockholders of the Fund.

Sincerely,

/s/ Ronald E Robison

Ronald E. Robison
President and Director
                                                                    January 2002

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

INVESTMENT SUMMARY

Historical Information (Unaudited)


                                                                        TOTAL RETURN (%)
                              --------------------------------------------------------------------------------------
                                         MARKET VALUE(1)                NET ASSET VALUE(2)          INDEX(3)
                              --------------------------------------------------------------------------------------
                                CUMULATIVE      AVERAGE     CUMULATIVE        AVERAGE   CUMULATIVE           AVERAGE
                                                ANNUAL                        ANNUAL                         ANNUAL
--------------------------------------------------------------------------------------------------------------------
One Year                              5.64%        5.64%          6.83%          6.83%       -6.18%           -6.18%
Five Year                           -75.76       -24.68         -71.95         -22.45       -65.77           -19.30
Ten Year                            -38.66        -4.77         -32.15          -3.80       -17.88            -1.95
Since Inception*                    -30.81        -2.48         -11.75          -0.85         6.32             0.42

Past performance is not predictive of future performance.

[CHART]


Returns and Per Share information

                             -------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------
                               1992    1993     1994    1995    1996    1997    1998    1999    2000    2001
------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $16.28  $27.32   $18.57  $18.58  $19.29  $ 5.04  $ 3.02  $ 5.62  $ 4.73  $ 5.00
------------------------------------------------------------------------------------------------------------
Market Value Per Share       $16.25  $28.00   $17.38  $17.00  $17.50  $ 6.56  $ 4.00  $ 7.06  $ 3.75  $ 3.92
------------------------------------------------------------------------------------------------------------
Premium/(Discount)             -0.2%    2.5%    -6.4%   -8.5%   -9.3%   30.2%   32.5%   25.6%  -20.7%  -21.6%
------------------------------------------------------------------------------------------------------------
Income Dividends                 --  $ 0.16   $ 0.02      --      --      --  $ 0.03      --  $ 0.11  $ 0.04
------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      --  $ 1.13   $ 3.59  $ 0.84  $ 2.82  $ 0.51      --      --      --      --
------------------------------------------------------------------------------------------------------------
Fund Total Return(2)          20.15%  98.28%+ -18.87%   4.33%  19.93% -72.89% -39.70%  86.09% -14.04%   6.83%
------------------------------------------------------------------------------------------------------------
Index Total Return(3)         20.19%  92.60%  -19.66%   3.05%  25.12% -68.71% -29.61%  98.04% -16.33%  -6.18%
------------------------------------------------------------------------------------------------------------

(1)Assumes dividends and distributions, if any, were reinvested.
(2)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)The Kuala Lumpur Stock Exchange (KLSE) Composite index (the "index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return, expressed in U.S. dollars, for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
*  The Fund commenced operations on May 4, 1987.
+ This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

Equity Securities                                     95.5%
Short-Term Investments                                 4.5

[CHART OF INDUSTRIES]

Banks                                                 19.8%
Electric Utilities                                     9.4
Diversified                                            9.1
Telecommunication Services
Food Products                                          8.8
Tobacco                                                6.6
Semiconductor Equipment                                6.0
& Products
Hotels Restaurants & Leisure                           5.8
Diversified Financials                                 4.7
Marine                                                 4.4
Gas Utilities                                          3.2
Other                                                 22.2

Ten Largest Holdings*

                                                 PERCENT OF
                                                 NET ASSETS
-----------------------------------------------------------
1.  Malayan Banking Bhd                                9.5%
2.  Telekom Malaysia Bhd                               8.0
3.  British American Tobacco (Malaysia) Bhd            6.6
4.  Tenaga Nasional Bhd                                5.9
5.  Public Finance Bhd                                 4.7
6.  Nestle (Malaysia) Bhd                              4.7%
7.  Public Bank Bhd                                    4.6
8.  Malaysian International Shipping Bhd               4.5
9.  Malaysian Pacific Industries Bhd                   4.1
10. IOI Corp. Bhd                                      4.1
                                                      ----
                                                      56.7%
                                                      ====

*Excludes short-term investments

STATEMENT OF NET ASSETS

                                                  SHARES         VALUE
                                                                 (000)
-----------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (96.7%)
(UNLESS OTHERWISE NOTED)
=======================================================================
AUTO COMPONENTS (0.6%)
  AIC Corp. Bhd                                   93,000     $      108
  APM Automotive Holdings Bhd                    297,550            167
-----------------------------------------------------------------------
                                                                    275
=======================================================================
AUTOMOBILES (1.4%)
  Tan Chong Motor Holdings
    Bhd                                        1,896,000            708
=======================================================================
BANKS (19.8%)
  Commerce Asset Holding Bhd                     771,000          1,501
  Malayan Banking Bhd                          2,125,500          4,642
  Public Bank Bhd                              3,433,300          2,259
  RHB Capital Bhd                              2,054,000          1,249
-----------------------------------------------------------------------
                                                                  9,651
=======================================================================
BEVERAGES (2.8%)
  Carlsberg Brewery
    (Malaysia) Bhd                               415,000          1,179
  Guinness Anchor Bhd                            181,000            163
-----------------------------------------------------------------------
                                                                  1,342
=======================================================================
CONSTRUCTION & ENGINEERING (2.9%)
  Gamuda Bhd                                     601,000            715
  Road Builder (M) Hldgs BHD                     607,000            719
-----------------------------------------------------------------------
                                                                  1,434
=======================================================================
DIVERSIFIED FINANCIALS(4.7%)
  Public Finance Bhd                           1,835,000          2,299
=======================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (9.1%)
  Technology Resources Industries Bhd            685,000(a)         521
  Telekom Malaysia Bhd                         1,444,000          3,914
-----------------------------------------------------------------------
                                                                  4,435
=======================================================================
ELECTRIC UTILITIES (9.4%)
  Malakoff Bhd                                   987,000            878
  Tenaga Nasional Bhd                          1,024,000          2,883
  YTL Power International Bhd                  1,299,684            838
-----------------------------------------------------------------------
                                                                  4,599
=======================================================================
FOOD PRODUCTS (8.8%)
  IOI Corp. Bhd                                1,977,000          1,998
  Nestle (Malaysia) Bhd                          421,000          2,271
-----------------------------------------------------------------------
                                                                  4,269
=======================================================================
GAS UTILITIES(3.2%)
  Petronas Gas Bhd                               783,000          1,545
=======================================================================
HOTELS RESTAURANTS & LEISURE (5.8%)
  Berjaya Sport Toto Bhd                         398,000     $      665
  Genting Bhd                                    425,200          1,175
  Tanjong plc                                    435,000            973
-----------------------------------------------------------------------
                                                                  2,813
=======================================================================
INDUSTRIAL CONGLOMERATES (2.5%)
  Malaysian Resources Corp. Bhd                  693,000(a)         226
  Sime Darby Bhd                                 760,000            980
-----------------------------------------------------------------------
                                                                  1,206
=======================================================================
INSURANCE (1.1%)
  MAA Holdings Bhd                               413,000            522
=======================================================================
IT CONSULTING & SERVICES (1.7%)
  Computer Systems Advisers Bhd                  718,600            836
=======================================================================
MARINE (4.4%)
  Malaysian International Shipping Bhd           736,000          1,492
  Malaysian International Shipping Bhd
    (Foreign)                                    373,000            677
-----------------------------------------------------------------------
                                                                  2,169
=======================================================================
MEDIA (1.0%)
  Star Publications (Malaysia) Bhd               358,000            465
=======================================================================
REAL ESTATE (1.0%)
  Selangor Properties Bhd                      1,105,000            480
=======================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.0%)
  Malaysian Pacific Industries Bhd               485,000          2,004
  Unisem (Malaysia) Bhd                          369,000            922
-----------------------------------------------------------------------
                                                                  2,926
=======================================================================
SPECIALTY RETAIL (2.1%)
  Courts Mammoth Bhd                           1,169,000          1,034
=======================================================================
TOBACCO (6.6%)
  British American Tobacco (Malaysia) Bhd        329,000          3,203
=======================================================================
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
  Digi.com Bhd                                   680,151(a)         895
=======================================================================
TOTAL COMMON STOCKS
  (Cost $39,412)                                                 47,106
=======================================================================

    The accompanying notes are an integral part of the financial statements.

                                       5

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.9%)
=======================================================================
REPURCHASE AGREEMENT (0.9%)
J.P. Morgan Securities Inc.,
1.63%, dated 12/31/01,
due 1/2/02
(Cost $453)                                   $      453(b)  $      453
=======================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (3.7%)
=======================================================================
Malaysian Ringitt
(Cost $1,772)                                 MYR  6,732          1,772
=======================================================================

                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
(Cost $41,637)                                               $   49,331
=======================================================================

                                                AMOUNT (000)
-----------------------------------------------------------------------
OTHER ASSETS (0.2%)
  Dividends Receivable                          $     96
  Other                                               12            108
=======================================================================
LIABILITIES (-1.5%)
  Payable For:
    Dividends Declared                              (432)
    Custodian Fees                                   (39)
    U.S. Investment Advisory Fees                    (34)
    Malaysian Investment Advisory Fees               (57)
    Directors' Fees and Expenses                     (38)
    Professional Fees                                (27)
    Administrative Fees                              (13)
    Shareholder Reporting Expenses                   (22)
  Other Liabilities                                  (74)    $     (736)
=======================================================================
NET ASSETS (100.0%)
 Applicable to 9,738,105, issued and
  outstanding $ 0.01 par value shares
  (20,000,000 shares authorized)                             $   48,703
=======================================================================
NET ASSET VALUE PER SHARE                                    $     5.00
=======================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
  Common Stock                                               $       97
  Paid-in Capital                                               120,789
  Distribution in Excess of Net
    Investment Income                                              (137)
  Accumulated Net Realized Loss                                 (79,740)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                 7,694
=======================================================================
TOTAL NET ASSETS                                             $   48,703
=======================================================================

(a) - Non-income producing.

(b) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

MYR--Malaysian Ringitt

    The accompanying notes are an integral part of the financial statements.


                                                                     YEAR ENDED
STATEMENT OF OPERATIONS                                  DECEMBER 31, 2001 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (Net of $22 of foreign taxes withheld)                    $    1,305
  Interest                                                                    16
================================================================================
     TOTAL INCOME                                                          1,321
================================================================================
EXPENSES
  Investment Advisory Fees                                                   398
  Malaysian Investment Advisory Fees                                         112
  Administrative Fees                                                         95
  Professional Fees                                                           78
  Shareholder Reporting Expenses                                              63
  Custodian Fees                                                              52
  Transfer Agent Fees                                                         34
  Directors' Fees and Expenses                                                 5
  Other Expenses                                                              68
================================================================================
    TOTAL EXPENSES                                                           905
================================================================================
      NET INVESTMENT INCOME                                                  416
================================================================================
NET REALIZED LOSS ON:
  Investments                                                             (1,898)
  Foreign Currency Transactions                                              (50)
================================================================================
    NET REALIZED LOSS                                                     (1,948)
================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments and Foreign Currency Translations                            4,647
================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION                                                2,699
================================================================================
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    3,115
================================================================================

                                                   YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2001  DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                      (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income                             $     416          $     256
  Net Realized Gain (Loss)                             (1,948)             1,519
  Change in Unrealized Appreciation/Depreciation        4,647             (9,430)
================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                   3,115             (7,655)
================================================================================
Distributions:
  Net Investment Income                                  (432)              (908)
  In Excess of Net Investment Income                       --               (157)
================================================================================
    TOTAL DISTRIBUTIONS                                  (432)            (1,065)
================================================================================
  TOTAL INCREASE (DECREASE)                             2,683             (8,720)
================================================================================
Net Assets:
  Beginning of Period                                  46,020             54,740
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
     NET INVESTMENT INCOME OF $137 AND $157,
       RESPECTIVELY)                                $  48,703          $  46,020
================================================================================

    The accompanying notes are an integral part of the financial statements.

SELECTED PER SHARE DATA AND RATIOS

                                                                       YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------------------
                                                 2001          2000            1999            1998       1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   4.73      $   5.62    $       3.02        $   5.04       $ 19.29
----------------------------------------------------------------------------------------------------------------------
Net Investment Income                            0.04          0.03            0.01            0.01          0.02
Net Realized and Unrealized Gain (Loss) on
  Investments                                    0.27         (0.81)           2.59           (2.00)       (13.76)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             0.31         (0.78)           2.60           (1.99)       (13.74)
----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                         (0.04)        (0.09)             --           (0.03)           --
  In Excess of Net Investment Income               --         (0.02)             --           (0.00)#          --
  In Excess of Net Realized Gains                  --            --              --              --         (0.51)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                         (0.04)        (0.11)             --           (0.03)        (0.51)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   5.00      $   4.73    $       5.62        $   3.02       $  5.04
======================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD        $   3.92      $   3.75    $       7.06        $   4.00       $  6.56
======================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                   5.64%       (45.77)%         76.56%         (38.66)%      (61.09)%
  Net Asset Value(1)                             6.83%       (14.04)%         86.09%+        (39.70)%+     (72.89)%
======================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)        $ 48,703      $ 46,020    $     54,740        $ 29,400       $49,048
----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets          2.03%         1.78%           2.24%           2.32%         1.35%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                             0.93%         0.44%           0.27%           0.31%         0.14%
Portfolio Turnover Rate                            21%           21%             37%            124%          107%
----------------------------------------------------------------------------------------------------------------------

#  Amount is less than $0.01.

(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

+ During the period from September 1998 to February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls.
   The result of such adjustment was a decrease to the total return in 1998 and an increase to the total return in 1999.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

    The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     All of the Fund's dividends from Malaysian equity securities are subject to Malaysian tax. This tax is shown as foreign taxes withheld on the Statement of Operations. Effective September 21, 1999, Malaysia enacted a 10% tax on repatriated profits for new capital invested in the country. In addition, all securities purchased after September 21, 1999 were subject to a 10% levy on gains realized on sales of such securities. In May 2001, Malaysia abolished the tax on repatriated profits and realized gains on sales of securities purchased after September 21, 1999.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives.
The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement.

     Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund an dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling $9,014,000 and $9,402,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $41,303,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $6,256,000, of which $9,105,000 related to appreciated securities and $2,849,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $78,544,000 available to offset future capital gains of which $8,137,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006, $2,719,000 will expire on December 31, 2007, and $2,005,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $20,000 and post-October capital losses of $266,000.

A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable, under the Plan, totaled $38,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On December 14, 2001, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.04 per share, derived from net investment income, payable on January 11, 2002, to shareholders of record on December 24, 2001.

On January 31, 2002, the Fund announced that it would implement a share repurchase program. Under this program, the Fund will purchase shares in the open market at times and prices determined by management to be in the best interests of the stockholders of the Fund.

F. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October
11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1.To elect the following Directors:

                                   VOTES IN              VOTES
                                   FAVOR OF              AGAINST
-------------------------------------------------------------------
Joseph J. Kearns                   6,022,593            255,748
Michael Nugent                     6,022,731            255,611
C. Oscar Morong, Jr.               6,022,421            255,921
Vincent R. McLean                  6,025,268            253,073
Thomas P. Gerrity                  6,025,691            252,651

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE MALAYSIA FUND, INC.

We have audited the accompanying statement of net assets of The Malaysia Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                    NUMBER OF
                                           TERM OF                                  PORTFOLIOS IN
                                           OFFICE AND                               FUND
                             POSITION(S)   LENGTH OF                                COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
OF DIRECTOR                  REGISTRANT    SERVED*     DURING PAST 5 YEARS          DIRECTOR**      DIRECTOR
---------------------        ----------    ----------  -----------------------      --------------  ---------------------------

John D. Barrett II (66)      Director      Director    Chairman and Director        78              Director of the Ashforth
565 Fifth Avenue                           since       of Barrett Associates,                       the Company (real estate).
New York, NY 10017                         2000        Inc. (investment
                                                       counseling).

Thomas P. Gerrity (60)       Director      Director    Professor of                 78              Director, ICG Commerce,
219 Grays Lane                             since       Management, formerly                         Inc.; Sunoco; Fannie
Haverford, PA 19041                        2001        Dean, Wharton School of                      Mae; Reliance Group
                                                       Business, University of                      Holdings, Inc., CVS
                                                       Pennsylvania; formerly                       Corporation and
                                                       Director, IKON Office                        Knight-Ridder, Inc.
                                                       Solutions, Inc.,
                                                       Fiserv, Digital
                                                       Equipment Corporation,
                                                       Investor Force
                                                       Holdings, Inc. and
                                                       Union Carbide
                                                       Corporation.

Gerard E. Jones (65)         Director      Director    Of Counsel, Shipman &        78              Director of Tractor
Shipman & Goodwin, LLP                     since       Goodwin, LLP (law firm).                     Supply Company, Tiffany
43 Arch Street                             1996                                                     Foundation, and
Greenwich, CT 06830                                                                                 Fairfield County Foundation.

Joseph J. Kearns (59)        Director      Director    Investment consultant;       78              Director, Electro Rent
6287 Via Escondido                         since       formerly CFO of The                          Corporation and The
Malibu, CA 90265                           2001        J. Paul Getty Trust.                         Ford Family Foundation.

Vincent R. McLean (70)       Director      Director    Formerly Executive Vice      78              Director, Banner Life
702 Shackamaxon Drive                      since       President, Chief                             Insurance Co.; William
Westfield, NJ 07090                        2001        Financial Officer,                           Penn Life Insurance
                                                       Director and Member of                       Company of New York.
                                                       the Executive Committee
                                                       of Sperry Corporation
                                                       (now part of Unisys
                                                       Corporation).

C. Oscar Morong, Jr. (66)    Director      Director    Managing Director,           78              Trustee and Chairman of
1385 Outlook                               since       Morong Capital                               the mutual funds in the
Drive West                                 2001        Management; formerly                         Smith Barney/CitiFunds
Mountainside, NJ 07092                                 Senior Vice President                        fund complex; Director,
                                                       and Investment Manager                       Ministers and
                                                       for CREF, TIAA-CREF                          Missionaries Benefit
                                                       Investment Management,                       Board of American
                                                       Inc. (investment                             Baptist Churches.
                                                       management); formerly
                                                       Director, The Indonesia
                                                       Fund (mutual fund).

William G. Morton, Jr.(64)   Director      Director    Chairman Emeritus and        78              Director of Radio Shack
100 Franklin                               since       former Chief Executive                       Corporation
Street Boston, MA 02110                    1994        Officer of Boston Stock                      (electronics).
                                                       Exchange.

Michael Nugent (65)          Director      Director    General Partner,             207             Director of various
c/o Triumph Capital,                       since       Triumph Capital, L.P.                        business organizations;
L.P. 237 Park Avenue                       2001        (private investment                          Chairman of the
New York, NY 10017                                     partnership); formerly,                      Insurance Committee and
                                                       Vice President, Bankers                      Director or Trustee of
                                                       Trust Company and BT                         the retail families of
                                                       Capital Corporation.                         funds advised by Morgan
                                                                                                    Stanley Investment
                                                                                                    Advisors Inc.

Fergus Reid (69)             Director      Director    Chairman and Chief           78              Trustee and Director of
85 Charles Colman Blvd.                    since       Executive Officer of                         approximately 30
Pawling, NY 12564                          2000        Lumelite Plastics                            investment companies in
                                                       Corporation.                                 the JPMorgan Funds
                                                                                                    complex managed by
                                                                                                    JPMorgan Investment
                                                                                                    Management Inc.

                                       14

INTERESTED DIRECTORS:

                                                                                  NUMBER OF
                                         TERM OF                                  PORTFOLIOS IN
                                         OFFICE AND                               FUND
                           POSITION(S)   LENGTH OF                                COMPLEX
NAME, AGE AND ADDRESS      HELD WITH     TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
OF DIRECTOR                REGISTRANT    SERVED*     DURING PAST 5 YEARS          DIRECTOR**      DIRECTOR
---------------------      ----------    ----------  -----------------------      --------------  ---------------------------
Barton M. Biggs (69)       Chairman      Chairman    Chairman, Director           78              Member of the Yale
1221 Avenue of             and           and         and Managing Director                        Development Board
the Americas New           Director      Director    of Morgan Stanley
York, NY 10020                           since       Investment Management
                                         1995        Inc. and Chairman and
                                                     Director of Morgan
                                                     Stanley Investment
                                                     Management Limited;
                                                     Managing Director of
                                                     Morgan Stanley & Co.
                                                     Incorporated;
                                                     Director and Chairman
                                                     of the Board of
                                                     various U.S.
                                                     registered companies
                                                     managed by Morgan
                                                     Stanley Investment
                                                     Management Inc.

Ronald E. Robison (63)     President     President   Chief Global                 78
1221 Avenue of             and           since       Operations Officer
the Americas New           Director      2001        and Managing Director
York, NY 10020                           and         of Morgan Stanley
                                         Director    Investment
                                         since       Management, Inc.;
                                         2001        Director and
                                                     President of various
                                                     U.S. registered
                                                     investment companies
                                                     managed by Morgan
                                                     Stanley Investment
                                                     Management Inc.;
                                                     Previously, Managing
                                                     Director and Chief
                                                     Operating Officer of
                                                     TCW Investment
                                                     Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

OFFICERS:


                                                   TERM OF
                                                   OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND ADDRESS            HELD WITH         TIME            PRINCIPAL OCCUPATION(S)
OF EXECUTIVE OFFICER             REGISTRANT        SERVED*         DURING PAST 5 YEARS
--------------------------------------------       ------------    --------------------------------------------
Ronald E. Robison (63)           President         President       Chief Global Operations Officer and Managing
Morgan Stanley Investment        and               since           Director of Morgan Stanley Investment
Management Inc.                  Director          2001 and        Management Inc.; Director and President of
1221 Avenue of the Americas                        Director        various U.S. registered investment companies
New York, NY 10020                                 since 2001      managed by Morgan Stanley Investment
                                                                   Management Inc.; Previously, Managing Director
                                                                   and Chief Operating Officer of TCW Investment
                                                                   Management Company.

Stefanie V. Chang (35)           Vice              Vice            Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment        President         President       Incorporated and Morgan Stanley Investment
Management Inc.                                    since 1997      Management Inc.; formerly, practiced law with
1221 Avenue of the Americas                                        New York law firm of Rogers & Wells (now
New York, NY 1002                                                  Clifford Chance Rogers &
                                                                   Wells LLP); Vice
                                                                   President of certain
                                                                   funds in the Fund
                                                                   Complex.

Lorraine Truten (40)             Vice              Vice            Executive Director of Morgan Stanley
Morgan Stanley Investment        President         President       Investment Management Inc.; Head of Global
Management Inc.                                    since 2001      Client Services, Morgan Stanley Investment
1221 Avenue of the Americas                                        Management Inc.; President, Morgan Stanley
New York, NY 10020                                                 Fund Distribution, Inc. formerly, President of
                                                                   Morgan Stanley Institutional Fund Trust; Vice
                                                                   President of certain funds in
                                                                   the Fund Complex.

Mary E. Mullin (34)              Secretary         Secretary       Vice President of Morgan Stanley & Co., Inc.
Morgan Stanley Investment                          since 1999      and Morgan Stanley Investment Management,
Management Inc.                                                    Inc.; formerly, practiced law with New York
1221 Avenue of the Americas                                        firms of McDermott, Will & Emery and Skadden,
New York, NY 10020                                                 Arps, Slate, Meagher &
                                                                   Flom LLP; Secretary of
                                                                   certain funds in the
                                                                   Fund Complex.

James A. Gallo (37)              Treasurer         Treasurer       Executive Director of Morgan Stanley
Morgan Stanley Investment                          since 2001      Investment Management Inc.; Treasurer of
Management Inc.                                                    certain funds in the Fund Complex; formerly,
1221 Avenue of the Americas                                        Director of Fund Accounting at PFPC, Inc.
New York, NY 10020

Belinda A. Brady (34)            Assistant         Assistant       Fund Administration Senior Manager, J.P.
J.P. Morgan                      Treasurer         Treasurer       Morgan Investor Services Co. (formerly Chase
Investor Services Co.                              since 2001      Global Funds Services Company); and Assistant
73 Tremont Street                                                  Treasurer of all Portfolios of the Fund.
Boston, MA02108-3913                                               Formerly Senior Auditor at Price Waterhouse
                                                                   LLP (now PricewaterhouseCoopers LLP).

----------
*Each Officer serves an indefinite term, until his or her successor is elected.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Malaysia Fund, Inc.
Boston Equiserve
Dividend Reinvestment Unit
P.O.Box 1681
Boston, MA 02105-1681
1-800-730-6001

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